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                                                               EXHIBIT 10.15(b)
                                                               ----------------

                                EKCO GROUP, INC.
                                   SCHEDULE TO
                         FORM OF SPLIT DOLLAR AGREEMENTS


      Each of the following employees of the Company has a Split Dollar Agreement with the Company which is identical in form to the foregoing Form of Split Dollar Agreement, except as to the date and the face amount of the policy of life insurance:

                                  Date of        Face Amount
Name and Position                 Agreement      of Policy
-----------------                 ---------      ----------
Jeffrey A. Weinstein              10/01/92        $527,352
Executive Vice Presi-
dent, Secretary &
General Counsel

Donato A. DeNovellis              10/01/93        $471,381
Executive Vice Presid-
ent, Finance & Adminis-
tration, & Chief
Financial Officer

Brian R. McQuesten                10/01/92        $279,742
Vice President &
Controller